UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2014

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2014 Annual General Meeting of Shareholders held on April 29, 2014, the following items were voted upon:

(1)	Election of Directors
	Nominee			For	Withheld
.	Class I Directors (two-year terms)
	Michael Johnson			72,033,569	1,364,187
	John Tartol			69,616,469	3,781,287
	Hunter Gary			55,656,720	17,741,036
	Jesse Lynn			72,646,764	750,992
	Class II Director (one-year term)
	James Nelson			71,780,310	1,617,446
(2)	Advise as to the Company’s Executive
	Compensation
	For	Against	Abstain
	71,732,322	1,392,775	272,652
(3)	Adoption of the Herbalife Ltd. 2014 Stock
	Incentive Plan
	For 71,843,176	Against 1,313,511	Abstain 241,069
(4)	Ratification of the Company’s Independent
	Registered Public Accountants for
	Fiscal 2014
	For 89,314,936	Against 213,241	Abstain 272,302

There were 16,402,723 broker non-votes in the election of directors and with respect to each of the three aforementioned proposals.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

April 29, 2014	By:	Jim Berklas

Name: Jim Berklas
Title: Associate General Counsel